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                                                                   Exhibit 10.13

                                         May 28, 1997



Connecticut Development Authority
845 Brook Street
Rocky Hill, Connecticut 06067

Re: 100% Participation in $500,000 Term Loan from American Commercial Finance Corporation to Industrial Technologies, Inc. and Intec Europe, Ltd.

Gentlemen:

       The undersigned, Industrial Technologies, Inc., a Delaware corporation, and Intec Europe, Ltd., a Delaware corporation (collectively, the "Borrowers"), and Intec Corp., a Delaware corporation (the "Guarantor"), hereby acknowledge that the Connecticut Development Authority (the "Authority") has, on the date hereof, purchased a one hundred percent (100%) participation (the "Participation") in that certain term loan in the amount of $500,000.00 to be made available by American Commercial Finance Corporation (the "Lender") to the Borrowers on the date hereof (the "Term Loan") pursuant to the terms of a certain Letter Agreement of even date herewith and the terms of that certain Commercial Revolving Loan, Demand Loan and Security Agreement dated as of November 1, 1996, and as amended from time to time thereafter, each by and among the Borrowers, the Guarantor and the Lender (collectively, the "Loan and Security Agreement").

       To induce the Authority to purchase the Participation in the Term Loan from the Lender, each of the undersigned hereby agrees as follows:

       1. Until the Term Loan has been paid and satisfied in full:

             (a) The Authority shall own an undivided one hundred percent (100%) interest in the Term Loan.

             (b) The Authority shall be the beneficiary of any and all liens and security interests in the Collateral (as such term is defined in the Loan and Security Agreement) granted by the Borrowers and the Guarantor to the Lender to secure the Term Loan.

             (c) The Authority shall be entitled to receive and review any and all financial information and other documentation relating to the Borrowers and the
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Connecticut Development Authority
May 28, 1997

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Guarantor now or hereafter in the possession of the Lender and all information and documentation hereafter delivered to the Lender by any of the undersigned in connection with the Term Loan and pursuant to the Loan and Security Agreement.

             (d) The Borrowers and the Guarantor shall promptly file when due and furnish to the Authority copies of their respective State of Connecticut Employee Quarterly Earnings Reports (Form UC-5A).

       2. The Borrowers and the Guarantor acknowledge that the Participation in the Term Loan has been purchased by the Authority and the Guarantor from the Lender for the benefit of the Borrowers subject to the terms of Section 32-5a of the Connecticut General Statutes, as amended by Public Act 93-218 and Public Act 93-360. Section 32-5a:

             (i) provides that a business organization receiving financial assistance from the Authority shall not relocate outside the State of Connecticut for (A) ten (10) years after receiving such assistance from the Authority or (B) during the term that any loan or loan guarantee constituting such financial assistance is outstanding, whichever is longer (such period being hereafter referred to as the "Benefit Period"), unless the full amount of the assistance is repaid to the Authority and a penalty equal to five percent (5%) of the total assistance received is paid to the Authority; and

             (ii) provides that if such business organization relocates within the State of Connecticut during the Benefit Period, such business organization shall offer employment at the new location to its employees from the original location if such employment is available.

       Notwithstanding anything herein, in the Loan and Security Agreement or in the other loan and collateral documents evidencing the Term Loan (the "Loan Documents") to the contrary, if (i) at any time within the Benefit Period either of the Borrowers relocates (as such term is defined in Section 32-5a of the Connecticut General Statutes, and regulations related thereto, as the same may be amended from time to time) outside of the State of Connecticut (an "Out-of-State Relocation") or relocates within the State of Connecticut and does not offer employment as provided above, then:
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Connecticut Development Authority
May 28, 1997

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             (1)   such event shall constitute an immediate event of default
                   under the Term Loan and the Loan Documents; and

             (2) with respect to an Out-of-State Relocation, the Borrowers hereby jointly and severally agree that they shall pay to the Authority an amount equal to the full amount of the Participation and a penalty equal to seven and one-half percent (7.5%) of the original amount of Participation, such penalty to be due and payable whether or not the Authority has funded all or any portion of the Participation and regardless of whether the Term Loan has been paid and satisfied in full at such time; provided that the Authority's right to receive payment of the full amount of the Participation shall be subordinate.

       3. The joint and several obligations of the undersigned to the Authority hereunder shall survive the repayment of the Term Loan.

                                   INDUSTRIAL TECHNOLOGIES, INC.

                                   By: /s/ G.W. Stewart
                                       -----------------------------------------
                                       Gerald W. Stewart
                                       Its President and Chief Executive Officer


                                   By: /s/ Joseph Schlig
                                       -----------------------------------------
                                       Joseph Schlig
                                       Its Vice President and Chief Financial
                                       Officer

                                   INTEC EUROPE, LTD.

                                   By: /s/ G.W. Stewart
                                       -----------------------------------------
                                       Gerald W. Stewart
                                       Its President and Chief Executive Officer


                                   By: /s/ Joseph Schlig
                                       -----------------------------------------
                                       Joseph Schlig
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Connecticut Development Authority
May 28, 1997

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                                       Its Vice President and Chief Financial
                                       Officer

                                   INTEC CORP.

                                   By: /s/ G.W. Stewart
                                       -----------------------------------------
                                       Gerald W. Stewart
                                       Its President and Chief Executive Officer


                                   By: /s/ Joseph Schlig
                                       -----------------------------------------
                                       Joseph Schlig
                                       Its Vice President and Chief Financial
                                       Officer


                           ACKNOWLEDGMENT OF AUTHORITY

       The Authority acknowledges that the Guarantor has been unable to obtain a certificate of good standing from the State of Delaware, and that the Guarantor is making every effort to obtain such good standing certificate, but that the Guarantor will not be able to obtain such certificate before the anticipated funding of the Term Loan on the date hereof. Accordingly, the Authority hereby waives the requirement that the Guarantor obtain such certificate of good standing in advance of funding the Term Loan; provided, however, that the Guarantor and the Borrowers shall continue to diligently pursue obtaining such certificate and shall provide a copy of same to the Authority upon obtaining same.

                                   CONNECTICUT DEVELOPMENT
                                   AUTHORITY


                                   By: /s/ Nancy A. Watt
                                       -----------------------------------------
                                       Nancy A. Watt
                                       Its Loan Closing Administrator
                                       Duly Authorized